SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             NUPRO INNOVATIONS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             NUPRO INNOVATIONS INC.
                5151 E. Broadway Blvd., Tucson, Arizona USA 85711

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY MARCH 30, 2000
                    ----------------------------------------

To Our Shareholders:

     The 2000 Annual Meeting of Shareholders of NUPRO INNOVATIONS INC., a Delaware corporation (the "Company"), will be held at 3296 East Hemisphere Loop, Tucson, Arizona, USA, on Thursday March 30, 2000, at 10:00 am, Mountain Standard Time, for the following purposes:

     1.   To elect five (5) directors to serve for the ensuing year;

     2. To ratify the selection of S.E. Clark & Company P.C. as independent auditors for the Company for the fiscal year ending November 30, 2000; and

     3. To transact such other business as properly may come before the meeting or any postponement(s) or adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

     The Board of Directors has fixed the close of business on February 18, 2000, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Shares of common stock of the Company can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 1999 Annual Report, which includes audited financial statements, is being mailed with this Notice and Proxy Statement to all shareholders of record on the Record Date.

     Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED SHAREHOLDER'S PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                              By Order of the Board of Directors

                                                            /s/ Elke Veselinovic
                                                                Elke Veselinovic
                                                                       Treasurer
Tucson, Arizona
March 3, 2000

                             NUPRO INNOVATIONS INC.
          5151 E. Broadway Blvd., Suite 730, Tucson, Arizona USA 85711

                                 PROXY STATEMENT

                     --------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 30, 2000
                     --------------------------------------

     This Proxy Statement is being furnished to shareholders of NuPro Innovations Inc., a Delaware corporation (the "Company" or "NuPro"), in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Shareholders of the Company to be held on Thursday, March 30, 2000, at 10:00 a.m., Mountain Standard Time, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Annual Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy Card are being mailed on or about March 3, 2000.

SOLICITATION AND REVOCATION OF PROXIES

     Only shareholders of record at the close of business on February 18, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 12,617,217 shares of Common Stock, $.001 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

     At the Annual Meeting, five (5) directors are to be elected to serve for a term of one year or until their respective successors are elected and qualified. Each shareholder present at the Annual Meeting, either in person or by proxy, is entitled to one vote per share of Common Stock of the Company held by each such shareholder on the Record Date.

     All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If the signed proxy is returned without instructions and authority to vote is not specifically withheld, the persons named in the proxy solicited by the Board of Directors intend to vote for the election of the nominees for director listed below and for each matter named in this Proxy Statement. Any shareholder giving a proxy has the power to revoke it at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person, provided that the shareholder notifies the Secretary of the meeting of his or her intention to vote in person at any time prior to the voting of the proxy. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks, and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

     The Board of Directors does not know of any matters other than (i) the election of five (5) directors for the ensuing year, and (ii) the ratification of the independent auditors that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

VOTING RIGHTS

     The shareholders of record of the Company's Common Stock at the close of trading on the Record Date, are entitled to vote on matters to come before the Annual Meeting. Management has no knowledge of any contemplated warrant or option exercises and does not expect any such exercises prior to the Annual Meeting.

     Each share of Common Stock is entitled to one vote on each matter submitted to vote. The affirmative vote of the holders of a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt each of the proposals.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date ("Quorum"). Shares that are voted "FOR", "AGAINST", or "ABSTAIN" in any matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to a particular matter. Accordingly, abstentions and broker non-votes will be counted for the purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for the purposes of determining the number of Votes Cast with respect to a proposal.

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

     The number of directors authorized by the Bylaws of the Company is one or more, as determined by the Board of Directors. The Board of Directors has determined the Board to consist of five members. Pursuant to the Bylaws, officers of the Company serve at the pleasure of the Board of Directors.

     All directors who are elected will hold office until the next annual meeting of shareholders or the election and qualification of their successors.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board of Directors to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND OFFICERS

     The  following  table  sets  forth  information   regarding  the  officers,
directors, and director nominees of the Company.

                                                                     Year Became
Name                       Position With the Company            Age    Director
----                       -------------------------            ---    --------
Luba Veselinovic           President, Chief Executive Officer    61        --
Lawrence J. McEvoy Jr.*    Secretary, Director                   67      1998
Elke Veselinovic*          Treasurer, Director                   58      1998
Ernesto Zaragoza de Cima*  Vice President, Director              45      1998
Charles H. Green*          Director                              42      2000
Reiner Becker*             Director                              38      2000

----------
* Director nominees for the ensuing year

     LUBA VESELINOVIC

     Was elected President and Chief Executive Officer of the Company effective June 1, 1999. Mr. Veselinovic is not an employee of the Company but is serving in such capacities pursuant to a Secondment Agreement between the Company and Krida Overseas Investment Trading Limited, an entity incorporated in Cyprus ("Krida Overseas"), which is controlled by Mr. Veselinovic and employs Mr. Veselinovic. The terms of the Secondment Agreement provide for a consulting relationship in which the Company pays Krida Overseas to receive the services of certain employees of Krida Overseas. The Secondment Agreement does not create an employment relationship between the Company and the Krida Overseas employees, including Mr. Veselinovic, but establishes terms under which such employees of Krida Overseas provide services for the Company. As the Company's President and Chief Executive Officer, Mr. Veselinovic is primarily responsible for the day-to-day operations of the Company and serves the Company in a policy-making capacity.

     From 1972 to 1988, Mr. Veselinovic founded and was the President of Plastics Group Technologies Inc., an OEM integrated manufacturer specializing in the automotive and computer industries, with approximately 750 employees. Mr. Veselinovic has developed several technologies and is the owner/licensor of the NuPro Technology.

     LAWRENCE J. MCEVOY JR.

     Has been Secretary and Director of NuPro since June 1998. Mr. McEvoy devotes approximately 10% of his professional time to the business affairs of the Company. Mr. McEvoy has practiced law in private practice as a member of the Georgia bar with the law firm of Bynum, Lewis & McEvoy from 1997 to present and the law firm of McEvoy & Broadbear from 1987 to 1997. Mr. McEvoy received his Juris Doctorate degree from the University of Virginia in 1965.

     ELKE VESELINOVIC

     Has been Treasurer and Director of NuPro since June 1998. Mrs. Veselinovic devotes 100% of her professional time to the business affairs of the Company. She was President and Director of TrucTech, Inc. since 1989. From 1972 to 1988 she was Treasurer of Plastics Group Technologies Inc., a Canadian integrated supplier of automotive and computer components to major industries. Mrs. Veselinovic is Luba Veselinovic's wife. Mrs. Veselinovic received a Degree from the Business College in Bad Segeberg, Germany in 1959.

     ERNESTO ZARAGOZA DE CIMA

     Has been a Director of NuPro since June 1998 and was elected Vice President of the Company effective June 1, 1999. Mr. Zaragoza devotes approximately 10% of his professional time to the business affairs of the Company. Mr. Zaragoza de Cima has also served as the President of NuPro Innovation de Mexico, S.A. de C.V., a majority owned subsidiary of the Company, since 1998. From 1983 to present, Mr. Zaragoza de Cima has also served as the president of a number of family-owned businesses in the State of Sonora, Mexico. Such businesses include real estate entities such as Inversiones de Guaymas, S.A. de C.V., Arrendadora Comercial de Sonora, Zarci, S.A. de C.V., and Kori, S.A. de C.V., a construction entity named Hulzar, S.A. de C.V., a bakery store entity named Pan Rico, S.A. de C.V., a ranching operation named Rancho La Noria, a hunting corporation called Club Solimar, and TopTrac, S.A. de C.V. Mr. Zaragoza received a Bachelor's Degree of Business Administration from Instituto Tecnologico de Estudios Superiores de Monterrey in Mexico in 1977.

     CHARLES H. GREEN

     Has served as a director of the Company since January 2000. Prior to becoming a director, Mr. Green served on the Company's Advisory Council since June 1998. Mr. Green has served as Vice President of the SBA Division of U.S. Bank since 1998. From 1994 to 1998, Mr. Green served as Managing Member of Southeast Capital Associates. Mr. Green received his Bachelor's of Science in Finance from the University of Alabama in 1979.

     REINER BECKER

     Has served as a director of the Company since January 2000. Mr. Becker has been a self-employed management consultant since 1993. Mr. Becker received his Bachelor's Degree in Business Economics from the University of Saarland in Saarbrueken, Germany.

NOMINEES

     The current directors have agreed to stand for re-election. The Board of Directors proposes the election of all five of the current directors who have agreed to stand for re-election.

     It is intended that proxies received by the Company in response to this solicitation by the Board of Directors will be voted in accordance with the instructions noted thereon or, if no instructions are indicated, in favor of the election of all of the persons named in the table set forth above to be directors of the Company for a term of one year and until their successors are elected and qualified.

COMPENSATION OF DIRECTORS

     The Company did not provide for compensation of directors for attending Board meetings during the fiscal year ended November 30, 1999.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended November 30, 1999, the Board of Directors of the Company met six (6) times. No director attended less than 75% of the Board meetings while serving as such director.

COMMITTEES OF THE BOARD

     Currently, there are no other committees of the Board of Directors. The Board of Directors contemplates establishing Audit, Compensation and Option, and Nominating committees for the fiscal year ending November 30, 2000.

BACKGROUND OF OTHERS EXPECTED TO MAKE A SIGNIFICANT CONTRIBUTION TO THE BUSINESS

     The Company formed an advisory council (the "Advisory Council") on March 1, 1998, which serves as a group that provides advisory services to the Company and the Company's Board of Directors. The Company believes that members of the Advisory Council represent a diverse range of professional, management, technical, and geographic perspectives. The Advisory Council meets twice a year and at various other times as necessary. Each member of the Advisory Council is paid a fixed fee of $500 per quarter and receives $1000 plus out-of-pocket travel expenses for each Advisory Council meeting attended. Members of the Advisory Council did not receive compensation for service on the Advisory Council during fiscal year 1999. Each member of the Advisory Council has also entered into an indemnification agreement with the Company which provides for the Company to indemnify each member of the Advisory Council against expenses, including attorneys' fees, reasonably incurred in connection with actions against or threatened against such member by reason of the fact that such member was a member of the Advisory Council or by reason of any action or inaction taken by such member while acting in the capacity of a member of the Advisory Council. The members of the Company's Advisory Council as of January 20, 2000 were:

     LUBA VESELINOVIC, age 61, has served as a member of the Advisory Council since June 1998 as Chairman of the Advisory Council and, through NAFTA Technology Trading and Consulting, was retained in the position of Director of Technology and Manufacturing for NuPro. NAFTA Technology Trading and Consulting is owned by Mr. Veselinovic's spouse, Elke Veselinovic, who is a director of NuPro.. Mr. Veselinovic was elected President and Chief Executive Officer of the Company effective June 1, 1999.

     M. GERRY MALLOY, age 56, has served as a member of the Company's Advisory Council since June 1998. Mr. Malloy has served as President and Principal Engineer of Kaptest Engineering Limited since he founded Kaptest Engineering Limited in 1976. Mr. Malloy received his Bachelor's Degree in Mechanical Engineering from the General Motors Institute in 1967 and his Master's Degree in Engineering from McMaster University in 1968.

     ALEXANDER T. MARINACCIO, age 84, has served as a member of the Advisory Council since June 1998. Dr. Marinaccio is the founder and is currently the active Chairman of the Inventors Clubs of America, a non-profit organization.

     PATRICK W. OLIVE, age 55, has served as a member of the Advisory Counsel since June 1998. Mr. Olive has served as Commissioner of Economic Development for Durham Region, which is a part of the Toronto metropolitan area, since 1985. Mr. Olive received his undergraduate degree in Economics and Geography from Brock University, a Master's Degree in Urban Regional Planning from the University of Waterloo and a Master's Degree in Business Administration from York University.

     CHARLES PETTIS, age 72, has served as a member of the Advisory Council since June 1998. Mr. Pettis has been an independent realtor since 1994 and a real estate consultant to the UA Foundation since 1988. Mr. Pettis received a Bachelor's of Arts Degree in Psychology from San Jose State University in 1950.

     WILFRIED BOELKE, age 63, has served as a member of the Advisory Council since January 2000. Mr. Boelke has practiced as a German certified public accountant and tax consultant in Berlin and Essen, Germany for more than 30 years. Mr. Boelke received his Bachelor's Degree in Business Economics from the University of Cologne in 1963 and his Master's Degree in Business Economics and Political Science from the University of Mainz in 1969.

MEETINGS OF THE ADVISORY COUNCIL

     The Advisory Council did not have any meetings during the fiscal year ended November 30, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the numbers of shares and percentage of all shares of the Company's Common Stock outstanding as of January 14, 2000, held by
(i) any person known to the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers as a group.

       Name and Address               Amount & Nature of
    of Beneficial Owner (1)            Beneficial Owner     Percent of Class (2)
    -----------------------            ----------------     --------------------
5% STOCKHOLDERS

Bavaria Hotel Holding                     2,325,000(3)             17.36%
International Gmbh

DIRECTORS AND EXECUTIVE OFFICERS

Luba Veselinovic                          3,240,183(4)             25.68%
Ernesto Zaragoza de Cima                    108,948(5)               *
Lawrence J. McEvoy Jr.                      126,805(6)              1.00%
Elke Veselinovic                          3,240,183(7)             25.68%
Charles H. Green(8)                          18,000(9)               *
Reiner Becker(10)                           525,000(11)             4.12%

All Executive Officers and
Directors as a Group (6 Persons)          4,018,936(12)            31.28%

----------
* Represents beneficial ownership of less than 1%.

(1) Except as otherwise indicated, each holder may be reached through the Company at 3296 East Hemisphere Loop, Tucson, Arizona 85706.

(2) The percentages shown are calculated based upon 12,617,217 shares of Common Stock outstanding on January 14, 2000. The numbers and percentages shown include the shares of Common Stock actually owned as of January 14, 2000, and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of January 14, 2000, upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Includes 775,000 shares of Common Stock subject to warrants exercisable within 60 days of January 14, 2000.

(4) Consists of 2,784,213 shares owned by Krida Overseas, which is controlled by Mr. Veselinovic, and 415,970 shares owned by the Veselinovic Children's Trust, which is controlled by Mr. Veselinovic's spouse, Elke Veselinovic. Includes 15,000 shares of Common Stock subject to options exercisable by Mr. Veselinovic within 60 days of January 14, 2000. Includes 25,000 shares of Common Stock subject to options exerciseable by Mrs. Veselinovic within 60 days of January 14, 2000.

(5) Includes 25,000 shares of Common Stock subject to options exercisable within 60 days of January 14, 2000.

(6) Consists of 4,286 shares owned by the McEvoy Family Trust and 97,519 shares owned directly by Mr. McEvoy. Includes 25,000 shares of Common Stock subject to options exercisable within 60 days of January 14, 2000.

(7) Consists of 415,970 shares owned by the Veselinovic Children's Trust, and 2,784,213 shares owned by Krida Overseas, which is controlled by Mrs. Veselinovic's spouse, Luba Veselinovic. Includes 25,000 shares of Common Stock subject to options exercisable by Mrs. Veselinovic within 60 days of January 14, 2000. Includes 15,000 shares of Common Stock subject to options exerciseable by Mr. Veselinovic within 60 days of January 14, 2000.

(8)  Mr. Green was appointed a director of the Company on January 20, 2000.

(9) Includes 15,000 shares of Common Stock subject to options exercisable within 60 days of January 14, 2000.

(10) Mr. Becker was appointed a director of the Company on January 20, 2000.

(11) Consists of 25,000 shares owned by Mr. Becker's spouse, Diane Becker. Includes 125,000 shares of Common Stock subject to warrants exercisable within 60 days of January 14, 2000.

(12) For purposes of determining the total number of shares of Common Stock beneficially owned by all executive officers and Directors as a group, the shares reported as beneficially owned by Luba Veselinovic and Elke Veselinovic have been included once.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that between December 1, 1998, and November 30, 1999, all Section 16 (a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except that Form 3 Initial Statements of Beneficial Ownership of Securities were not timely filed with respect to Mr. Reiner Becker, a director of the Company, and Bavaria Hotel Holding International Gmbh, an owner of more than ten percent of the Common Stock of the Company.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth the annual compensation paid by the Company, as well as certain other compensation, for fiscal years 1999, 1998, and 1997, to the Company's Chief Executive Officers (the "Named Executive Officers"). No other officers were paid compensation in fiscal 1999, 1998 and 1997 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation
                                           ------------------------------------
                                                                   Other Annual
Name                               Year     Salary        Bonus    Compensation
----                               ----    ---------      -----    ------------
Luba Veselinovic(1)                1999    $ 120,000(2)     0        $      0
President and CEO                  1998      115,000        0               0(3)
Chairman, Advisory Council         1997       40,000        0               0

Gary A. Fitchett(4)                1999    $  60,000(5)
President and CEO                  1998      115,000        0        $      0(6)
                                   1997          500        0          39,500(7)

----------

(1) Mr. Veselinovic was elected President and Chief Executive Officer of the Company effective June 1, 1999. Mr. Veselinovic serves as President and Chief Executive Officer pursuant to a Secondment Agreement between the Company and Krida Overseas, which is Mr. Veselinovic's employer. Pursuant to the Secondment Agreement, the Company pays Krida Overseas $150,000 per year for the services of one or more employees of Krida Overseas, including Mr. Veselinovic.

(2) The compensation payable to Krida Overseas for the services of Mr. Veselinovic as President and Chief Executive Officer of the Company during the fiscal year ended November 30, 1999, has been accrued but not paid by the Company.

(3)  Options to acquire 15,000 shares at $4.00 per share issued during 1998.

(4) Mr. Fitchett resigned as President and Chief Executive Officer of the Company effective June 1, 1999.

(5) The compensation payable to Mr. Fitchett for his services as President and Chief Executive Officer of the Company during the fiscal year ended November 30, 1999 has been accrued but not paid by the Company.

(6)  Options to acquire 25,000 shares at $4.00 per share issued during 1998.

(7) The Company paid management fees of $39,500 to Management Synergistics, a division of Pinecrest Consultants Inc., a company controlled by Gary A. Fitchett. The fee was satisfied through the issuance of 70,000 Common Shares of the Company at $0.36 per share and the exercise of 33,333 warrants at $0.53 per share. These shares of Common Stock were approved by the Board of Directors and issued at the fair market value at the time.

     The Company currently has no employee benefit plans but may establish them in the future. There was no long-term compensation paid in these periods.

OPTION GRANTS

     The Company did not grant options to the Named Executive Officers during the fiscal year ended November 30, 1999.

OPTION EXERCISES

     There were no exercises of stock options during fiscal year ended November 30, 1999 by the Named Executive Officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year, the following financial transactions were completed with shareholders, directors, officers, or employees who are deemed to be related parties to the Company.

     In May 1999, Luba Veselinovic entered into an agreement (on behalf of Krida and the Veselinovic Children's Trust) with Gary Fitchett, personally and on behalf of the Fitchett Family Trust, Pinecrest Consultants, Inc., and Management Synergistics to purchase 1,000,000 shares of the Company's Common Stock controlled by Mr. Fitchett for the aggregate price of $500,000. Upon closing of the transaction, which has not occurred to date, $250,000 of the purchase price is payable with the remaining $250,000 balance payable by a promissory note to be co-signed by Luba Veselinovic and the Company. The parties anticipate that the promissory note will be payable according to the following schedule:

                                          MONTHLY            ANNUAL
                                         --------           ---------
             Year one                    $  2,500           $  30,000
             Year two                       5,000              60,000
             Year three                     7,500              90,000
             Year four                     10,000              70,000
                                                            ---------
                                                            $ 250,000
                                                            =========

     In the event that the note is not fully paid by August 31, 2004, the 500,000 shares shall be returned to Mr. Fitchett. While the Company is not the principal signer of the promissory note, it is expected that the cash flows will come from the Company as payment of compensation or accrued management fees owed to Luba Veselinovic or one of his affiliated entities. Management fees due to Luba Veselinovic or his affiliated entities in the amount of $175,000 shall also be withheld and payable under the above mentioned terms. Management fees in excess of $175,000 accruing to Luba Veselinovic or his affiliates shall be payable out of available funds. The withheld fees may otherwise be paid to make the note payments or personal obligations of Mr. Veselinovic to Mr. Fitchett.

     On August 24, 1999, NuPro Innovation Mexico S.A. de C.V., a majority-owned subsidiary of the Company ("NuPro Mexico"), entered into a Buy-Sell Agreement with Ernesto Zaragoza de Cima, a Vice President and director of the Company, to acquire approximately 6,176 square meters of land in Guaymas, Sonora, Mexico. The land was acquired for approximately $100,000 and is currently being used for the construction of the Company's new manufacturing facilities in Mexico.

     On June 18, 1999, the Company closed the acquisition of substantially all of the assets and liabilities of TrucTech, Inc., a Georgia corporation, pursuant to an Asset Purchase Agreement between the Company and TrucTech effective as of December 1, 1998. The TrucTech Asset Acquisition was approved by the Board of Directors and stockholders of TrucTech and by the Board of Directors of the Company. The total consideration for the TrucTech Asset Acquisition was US $5,500,000, which was satisfied by the issuance of 7,333,333 shares of Common Stock (the "Shares"), valued at US $0.75 per share. The amount of consideration payable by the Company in the TrucTech Asset Acquisition and the US $0.75 per share valuation was reached through negotiations between the Company and TrucTech and reference to the approximate market value of Common Stock during the period in which the TrucTech Asset Acquisition occurred. Certain officers, directors, and stockholders of the Company, such as Gary Fitchett and Elke Veselinovic, were also officers, directors, and stockholders of TrucTech. As a result, certain conflicts of interest existed with respect to the TrucTech Asset Acquisition, and the subsequent distribution of the Shares to the TrucTech Stockholders pursuant to a proposed Plan of Voluntary Dissolution of TrucTech.

     Krida Overseas, which is controlled by Luba Veselinovic, President and Chief Executive Officer of the Company, owns the technology relating to the NuPro Material. The Company has entered into a Technology License Agreement, as amended, with Krida Overseas, dated as of June 1, 1999 (the "Krida License"), which provides the Company with the perpetual, exclusive right to use, develop, and market the NuPro Material worldwide. The Krida License provides for a license fee of 1.5% of the gross revenues of the Company up to $5,000,000 and 2.0% thereafter. In the event Mr. Veselinovic no longer is an executive officer of the Company and the Company's sales are not meeting certain pre-established sales expectations to be negotiated between Krida Overseas and the Company, the rights granted under the Krida License will become non-exclusive 60 days following December 31, 2002. As an officer of the Company, Mr. Veselinovic will have fiduciary obligations to the Company's stockholders that may conflict with his own interests as an affiliate of the owner of the NuPro Material.

     Mr. Veselinovic serves as President and Chief Executive Officer of the Company pursuant to a Secondment Agreement by and between the Company and Krida Overseas, effective as of December 1, 1998 (the "Secondment Agreement"). The Secondment Agreement provides for employees of Krida Overseas to perform services for the Company while remaining employees of Krida Overseas. The
Secondment Agreement currently provides for a $150,000 fee payable by the Company to Krida Overseas in exchange for the services of Mr. Veselinovic and other persons from time to time. The Company currently does not anticipate other persons who are or will become employees of Krida Overseas will perform services for the Company under the Secondment Agreement in the next 12 months. The initial term of the Secondment Agreement is five years, which is automatically renewable for additional five-year periods.

     NuPro Mexico is constructing two production facilities in Guaymas, Sonora, Mexico, totaling approximately 32,000 square feet for a total estimated cost of $1,235,600. An affiliate of Ernesto Zaragoza, a director and executive officer of the Company, is acting as the general contractor and is engaging various subcontractors to construct the project. Payables to these contractors total approximately $223,838 as of November 30, 1999. As of November 30, 1999, the Company estimated that the project was approximately 75% complete, having incurred costs to date of approximately $895,000 and further estimate that approximately $300,000 of additional costs will be incurred through the completion of the project.

                      RATIFICATION OF INDEPENDENT AUDITOR

     The Board of Directors of the Company has appointed the firm of S.E. Clark & Company, P.C., independent auditors, to audit the financial statement of NuPro for the year ended November 30, 2000, subject to ratification of the appointment by the NuPro stockholders.

     It is proposed that the shareholders of the Company ratify S.E. Clark & Company P.C. as the auditor of the Company for the year ending November 30, 2000.

     A representative of S.E. Clark & Company P.C. is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if the representative desires to do so, and to be available to respond to appropriate questions from stockholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

     The Company changed its independent auditor from BDO Dunwoody LLP to S.E. Clark & Company, P.C. on February 8, 1999. S.E. Clark & Company, P.C. has audited the Company's financial statements for the years ended November 30, 1998 and 1999. This change was by mutual consent due to the Company's domestication in the State of Delaware from the Canadian Province of Ontario on August 7, 1997. The change was approved by the Company's Board of Directors. None of the former accountant's reports on the Company's financial statements contain an adverse opinion or disclaimer of the opinion or was modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

                                  OTHER MATTERS

ANNUAL REPORT

     The Company's 1999 Annual Report to Shareholders, which includes audited Financial Statements for the year ended November 30, 1999, is enclosed herewith.


NO ADDITIONAL ITEMS

     The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by Management, which are for informational purposes only and require no action of approval or disapproval, the Board of Directors neither knows of nor contemplates any other business that will be presented for action by the shareholders at the Meeting.

SHAREHOLDER PROPOSALS FOR ACTION AT THE COMPANY'S NEXT ANNUAL MEETING

     The next Annual Meeting of Shareholders is expected to be held on or about March 30, 2001 (the "2001 Annual Meeting"). Any shareholder proposal intended to be presented at the 2000 Annual Meeting must be received by the Company to be evaluated for inclusion in the Company's proxy materials by November 30, 2000. Such proposals should be addressed to the Corporate Secretary, NuPro Innovations Inc., 3296 East Hemisphere Loop, Tucson, Arizona 85706-5013. If a shareholder proposal is introduced at the 2001 Annual Meeting without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before January 14, 2001, as required by SEC Rule 14a-4(c)(i), of the intent to raise such proposal at the 2001 Annual Meeting, then proxies received by the Company for the 2001 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                                            /s/ Elke Veselinovic
                                                                Elke Veselinovic
                                                                       Treasurer

TUCSON, ARIZONA
March 3, 2000

                                   APPENDIX A

February 25, 2000


U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549


Gentlemen:

Re: Proxy Statement for the 2000 Annual Meeting of Shareholders of NuPro Innovations Inc.

We have read the section titled "Ratification of Independent Auditor - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" included in the Proxy Statement for the 2000 Annual meeting of Shareholders of NuPro Innovations Inc. filed with the Securities and Exchange Commission on February 28, 2000, and are in agreement with the statements contained therein.

Yours very truly,

/s/ BDO Dunwoody LLP

CHARTERED ACCOUNTANTS

Per: Robert W. Babensee, C.A.
     Partner

                             NuPro Innovations Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUPRO INNOVATIONS INC. FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of NuPro Innovations Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated March 3, 2000, and hereby appoints Luba Veselinovic or Elke Veselinovic and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of shareholders of NuPro Innovations Inc. to be held at 3296 East Hemisphere Loop, Tucson, Arizona, on March 30, 2000, at 10:00 a.m., Mountain Standard Time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. ELECTION OF DIRECTORS           FOR nominees listed below:
                                                                   FOR  WITHHOLD

                                   Ernesto Zaragoza de Cima        [ ]    [ ]

                                   Lawrence J. McEvoy Jr.          [ ]    [ ]

                                   Elke Veselinovic                [ ]    [ ]

                                   Charles H. Green                [ ]    [ ]

                                   Reiner Becker                   [ ]    [ ]

     The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

2. To ratify S.E. Clark & Company P.C. as the independent auditor of the Company.

         FOR                       AGAINST                    ABSTAIN
         [ ]                         [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, FOR PROPOSAL NO. 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

Dated: _____________, 2000
                                   PLEASE PRINT NAME
                                   (As it Appears on Share Certificate):

                                   ---------------------------------------------

                                   Please  sign  exactly  as your  name  appears
                                   above. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                   SIGNATURES:

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

Please return in the enclosed, postage-paid envelope.

                 I Will _____ Will not _____ attend the Meeting.

                                       15